SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2002

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri, 63376 (636) 474-5000 (Address, including zip code and telephone number of principal executive offices)

Item 5. Other Events.

MEMC Electronic Materials, Inc. issued a news release on June 4, 2002 announcing that MEMC will hold its 2002 Annual Stockholders' Meeting in San Francisco, California, on Thursday, July 25, 2002. This news release is incorporated herein by reference to Exhibit 99.1 attached hereto.

Item 7. Financial Statements and Exhibits.
C.	Exhibits

Exhibit No.	Description

99.1	News release issued by MEMC Electronic Materials, Inc. dated June 4, 2002

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: June 4, 2002	By: /s/ James M. Stolze Name: James M. Stolze Title: Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	News release issued by MEMC Electronic Materials, Inc. dated June 4, 2002